UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 1, 2005


                       COMPUTER PROGRAMS AND SYSTEMS, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                 000-49796                   74-3032373
-----------------------------   ----------------          -------------------
(State or Other Jurisdiction    (Commission File             (IRS Employer
      of Incorporation)             Number)               Identification No.)

              6600 Wall Street,                                  36695
--------------------------------------------                   ----------
               Mobile, Alabama                                 (Zip Code)
  (Address of Principal Executive Offices)

       (251) 639-8100 (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.

         On February 1, 2005, Computer Programs and Systems, Inc. ("CPSI") issued a press release announcing financial information for its fiscal fourth quarter and year ended December 31, 2004. The press release is attached as
Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01.          Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit Number                 Exhibit

         99.1                           Press Release dated February 1, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COMPUTER PROGRAMS AND SYSTEMS, INC.


                                 By: /s/ David A. Dye
                                 ----------------------------------------
                                 David A. Dye
                                 President and Chief Executive Officer



Dated: February 1, 2005

                                INDEX TO EXHIBITS


Exhibit Number                  Exhibit
--------------                  -------
99.1                            Press Release dated February 1, 2005. *


* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.